(BULLET) BT INVESTMENT FUNDS (BULLET)

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                    INTERNATIONAL SMALL COMPANY EQUITY FUND


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Seeks long-term capital appreciation from companies outside of the U.S. with market valuations generally below $1 billion in "free float" assets.

                                   PROSPECTUS
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                                 JUNE 15, 1998

BT Investment Funds (the "Trust") is an open-end management investment company (mutual fund) which consists of a number of separate investment series.

Please read this Prospectus carefully before investing and retain it for future reference. It contains important information about the BT Investment Funds' International Small Company Equity Fund (the "Fund") that you should know and to which you can refer in deciding whether the Fund's goals match your own.

A Statement of Additional Information ("SAI") with the same date has been filed with the Securities and Exchange Commission ("SEC"), and is incorporated herein by reference. You may request a copy of the SAI or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling the Fund's Service Agent at 1-800-730-1313. The SAI, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web Site (http://www.sec.gov).

UNLIKE OTHER MUTUAL FUNDS, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS ("ASSETS") IN THE INTERNATIONAL SMALL COMPANY EQUITY PORTFOLIO (THE "PORTFOLIO"), A SEPARATE DIVERSIFIED INVESTMENT COMPANY WITH AN IDENTICAL INVESTMENT OBJECTIVE. THE INVESTMENT PERFORMANCE OF THE FUND WILL CORRESPOND DIRECTLY TO THE INVESTMENT PERFORMANCE OF THE PORTFOLIO. SEE "SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE" HEREIN.

BANKERS TRUST COMPANY ("BANKERS TRUST") IS THE INVESTMENT ADVISER (THE "ADVISER") OF THE PORTFOLIO. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANKERS TRUST OR ANY OTHER BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE U.S. GOVERNMENT, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            EDGEWOOD SERVICES, INC.
   5800 Corporate Drive (Bullet) Pittsburgh, Pennsylvania (Bullet) 15237-5829

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TABLE OF CONTENTS
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                                                                            PAGE
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The Fund.......................................................................3
Who May Want to Invest.........................................................3
Investment Principles and Risks................................................3
Summary of Fund Expenses.......................................................4
Financial Highlights...........................................................5
Investment Objective and Policies..............................................5
Risk Factors: Matching the Fund to Your Investment Needs.......................6
Securities and Investment Practices............................................9
Performance Information and Reports...........................................15
Management of the Trust and the Portfolio.....................................15
Net Asset Value...............................................................18
Purchase and Redemption of Shares.............................................18
Dividends, Distributions and Taxes............................................23
Organization of the Trust.....................................................24
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THE FUND
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The Fund's investment objective is long-term capital appreciation. The Fund will pursue this objective by investing primarily in the equity securities of companies domiciled in, or doing business in Canada, Japan, United Kingdom, Germany, France, Switzerland, Netherlands, Sweden, Hong Kong, Italy, Norway, Denmark, Spain, and other countries outside of the U.S., with market valuations at the time of investment generally below $1 billion in "free float" assets.
Free Float assets represent the portion of uncommitted company stock that is freely traded and accessible to investors (e.g., the company may have a market capitalization of greater than $1 billion, but a portion of the company's shares are not tradable because of a strategic holding by a holding company or significant family ownership). However, the investment does not need to be sold if the free floating market capitalization increases to more than $1 billion after purchase.

Generally, the Fund will focus its investments in companies with market capitalization around $500 million. Bankers Trust will seek to identify and invest in low capitalization equities that will grow substantially over 3 to 5 years and to provide returns in excess of the Salomon Brothers Extended Market Index of the World ex-U.S. (Total). See "Risk Factors: Matching the Fund to Your Investment Needs" herein.

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WHO MAY WANT TO INVEST
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The Fund is designed for investors who are willing to accept short-term foreign stock market fluctuations in pursuit of potentially higher long-term returns. The Fund invests for growth and does not pursue income. The Trust seeks to achieve the investment objective of the Fund by investing all of the assets of the Fund in the Portfolio.

In addition, the Fund may also be appropriate for investors who want to pursue their investment goals in markets outside of the United States. By including international investments in your portfolio, you can achieve a higher level of diversification and also participate in opportunities around the world.

The Fund is not in itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision. When investors sell their Fund shares ("Shares"), they may be worth more or less than what they originally paid for them.

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INVESTMENT PRINCIPLES AND RISKS
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The value of the Portfolio's investments varies, based on many factors. Stock values fluctuate, sometimes dramatically, in response to the activities of individual companies and general market and economic conditions. Historically, small-capitalization stocks have been more volatile in price than larger-capitalization stocks. Over time, however, stocks have shown greater long-term growth potential than other types of securities.

Because many foreign investments are denominated in foreign currencies, changes in the value of these currencies can significantly affect the Fund's share price. General economic factors in the various world markets can also impact the value of an investor's investment, especially for securities in emerging markets. Many investments in emerging markets can be considered speculative, and therefore may offer higher total return potential, but significantly greater risk.

Bankers Trust may use various investment techniques to hedge the Portfolio's risks, but there is no guarantee that these strategies will always provide the results anticipated. When an investor sells their Shares, they may be worth more or less than what they originally paid for them. See "Risk Factors: Matching the Fund to Your Investment Needs" herein for more information.

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SUMMARY OF FUND EXPENSES
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Annual operating expenses are paid out of the assets of the Portfolio and Fund.
The Portfolio pays an investment advisory fee and an administrative services fee to Bankers Trust. The Fund incurs expenses such as maintaining shareholder records and furnishing shareholder statements. The Fund must provide financial reports.

The following table provides: (i) a summary of estimated expenses relating to purchases and sales of Shares and the annual operating expenses of the Fund and the expenses of the Portfolio, as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund. THE TRUSTEES OF THE TRUST BELIEVE THAT THE AGGREGATE PER SHARE EXPENSES OF THE FUND AND THE PORTFOLIO WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE TRUST RETAINED THE SERVICES OF AN INVESTMENT ADVISER AND THE ASSETS OF THE FUND WERE INVESTED DIRECTLY IN THE TYPE OF SECURITIES BEING HELD BY THE PORTFOLIO.

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
ANNUAL OPERATING EXPENSES
(as a percentage of the average daily net assets of the Fund)
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Investment advisory fee (after reimbursements or waivers).................................................       0.92%
12b-1 fees................................................................................................       None
Other expenses (after reimbursements or waivers)..........................................................       0.98%
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Total operating expenses (after reimbursements or waivers)................................................       1.90%
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

EXAMPLES                                                                                           1 year      3 years
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
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and
  (2) redemption at the end of the time period:.................................................     $19         $60
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

The expense table and the example above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund. Bankers Trust has voluntarily agreed to waive a portion of its investment advisory fee with respect to the Portfolio. Without such waiver, the Portfolio's investment advisory fee would be equal to 1.10%. "Other Expenses" are estimated for the fiscal year ending September 30, 1998. Bankers Trust has voluntarily agreed to waive a portion of its expenses. Without such waiver, Other Expenses would be equal to 1.15%. The expense table and example reflect a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total aggregate operating expenses of the Fund for the fiscal year will not exceed 1.90%. In the absence of this undertaking, it is estimated that "Total Operating Expenses" would be 2.25%. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while the example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.

For more information about the Fund's and the Portfolio's expenses see "Management of the Trust and the Portfolio" herein.

The Fund is distributed by Edgewood Services, Inc. ("Edgewood," or the "Distributor") to investors including customers of Bankers Trust or to customers of another bank or a dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust (along with Bankers Trust, a "Service Agent"). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund and may charge their customers a direct fee for their services including transaction fees on purchases and redemptions of Fund shares. The Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.

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FINANCIAL HIGHLIGHTS
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The Fund will have a fiscal year end of September 30. As this is the Fund's first fiscal year, financial information with respect to the Fund is not available at this time.

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INVESTMENT OBJECTIVE AND POLICIES
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The Fund's investment objective is long term capital appreciation. The Fund will pursue this objective by investing primarily in the equity securities of companies in Canada, Japan, United Kingdom, Germany, France, Switzerland, Netherlands, Sweden, Hong Kong, Italy, Norway, Denmark, Spain, and other countries outside of the U.S., with market valuations generally below $1 billion in "free float" assets. Free Float assets represent the portion of uncommitted company stock that is freely traded and accessible to investors (e.g. the company may have a market capitalization of greater than $1 billion, but a portion of the company's shares are not tradable because of a strategic holding by a holding company or significant family ownership). However, the investment does not need to be sold if the free floating market capitalization increases to more than $1 billion after purchase.

Generally, the Fund will focus its investments in companies with market capitalization around $500 million. Bankers Trust will seek to identify and invest in low capitalization equities that will grow substantially over 3 to 5 years and to provide returns in excess of the Salomon Brothers Extended Market Index of the World ex-U.S. (Total). See "Risk Factors: Matching the Fund to Your Investment Needs" herein. It is expected under normal conditions that at least 65% of the Portfolio's assets will be invested in the equity securities of smaller companies based in at least three countries other than the United States.

The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio, which has the same investment objective as the Fund. Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. Additional Information about the investment policies of the Portfolio appears in "Risk Factors:
Matching the Fund to Your Investment Needs" herein and in the SAI. There can be no assurances that the investment objective of either the Fund or the Portfolio will be achieved. The investment objective of the Fund and the Portfolio is not a fundamental policy and may be changed upon notice to but without the approval of the Fund's shareholders or the Portfolio's investors, respectively. See "Special Information Concerning Master-Feeder Fund Structure" herein.

The Portfolio's investment methodology is one which first involves focusing on those industries internationally which exhibit the best long term investment opportunities. The Adviser uses its large, proprietary database to identify the universe of companies within each particular industry worldwide.

The next step is to select individual stocks. The Portfolio will be managed using a disciplined, value-oriented investment philosophy that stresses the inherent value of the companies under examination. The aim is to determine which stocks have a strengthening competitive position, offer good total returns with what the Adviser believes is relatively little financial or other risk, and have a sound historical management strategy. It is the Adviser's experience that often the real basis of a business is quite different from that perceived by the market: a misconception that usually results in its shares trading below its true business value. The exploitation of this "perception/reality" gap is a hallmark of the investment style that has been adopted for the Portfolio, and a potential source of value for its investors.

This type of investment approach means trying to find companies that are mispriced by the market for reasons of neglect, fashion or misconception. These opportunities arise out of legislative changes, industrial restructuring and technological advances for example. As a result, Bankers Trust as investment adviser, and the sub-investment adviser, attach great importance to analyzing trends and accessing possible breaks with traditional price patterns. At the company level, the emphasis is placed on assessing the inherent "business value," of the firm. While this often varies from the stock market's valuation, the Adviser and sub-investment adviser believe a company's stock price tends to gravitate to its

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their "business value" over time. This individual company selection involves a high level of company visits to arrive at the Portfolio's long term holdings.

The Adviser uses asset allocation, country selection, and currency selection primarily as risk management tools. That is, the Adviser seeks to identify and underweight or eliminate those markets that the Adviser's research shows as offering poor return opportunities or relatively high risks, and concentrate the Portfolio in those markets where the risk/return profile is more favorable. The Adviser's macro research is coordinated around the consistent analysis of five key investment indicators. These indicators capture the essential risk/return characteristics of each market. They include, earnings, liquidity, politics, supply and demand, and valuation.

In countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Portfolio may choose to invest only at the market level. Here, to the extent available and consistent with applicable regulations, the Portfolio may seek to achieve country exposure through the use of options on futures based on an established local index or through investment in other registered investment companies, as described under "Securities and Investment Practices" herein.

The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets and may invest in restricted unlisted securities.

OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Portfolio may also utilize the following investments and investment techniques and practices: short-term instruments, foreign currency exchange transactions, options on foreign currencies, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs"), options on stocks, options on foreign stock indices, futures contracts on foreign stock indices, options on futures contracts, Rule 144A securities, when-issued and delayed delivery securities, securities lending and repurchase agreements. See "Securities and Investment Practices" and "Risk Factors: Matching the Fund to Your Investment Needs" herein and the SAI for further information.

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RISK FACTORS: MATCHING THE FUND TO YOUR INVESTMENT NEEDS
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The following pages contain more detailed information about types of instruments in which the Portfolio may invest and strategies Bankers Trust may employ in pursuit of the Portfolio's investment objective. A summary of risks and restrictions associated with these instrument types and investment practices is included as well.

Bankers Trust may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Portfolio achieve its goal. Holdings and recent investment strategies are described in the financial reports of the Fund and the Portfolio, which are sent to Fund Shareholders twice a year. For a free SAI or financial report, call an Investment Professional.

RISKS OF INVESTING IN FOREIGN SECURITIES

Investors should realize that investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Investors should realize that the value of the Portfolio's foreign investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform

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accounting and financial reporting requirements applicable to issuers in the
United States. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Portfolio is also authorized to enter into certain foreign currency exchange transactions. Furthermore, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Finally, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

RISKS OF INVESTING IN EMERGING MARKETS

The risks involved when investing in emerging markets are of a nature generally not encountered when investing in securities traded on major international markets.

The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world's emerging markets generally include but are not limited to the following: Argentina, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; (iv) accounting, auditing and financial reporting standards applicable can be less demanding than the levels acceptable in the United States which can result in incomplete company information; and (v) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

Although external debt in most emerging markets is generally falling, it remains at high levels. This acts as a depressant on economic growth and limits access to global savings. As a result, many emerging markets are reliant on foreign capital inflows for fund development. During periods of uncertainty, foreign capital may be withdrawn from these economies, causing financial market weakness.

Also investments in certain countries require government approval which may restrict the size and nature of investments. These restrictions may limit the Portfolio's access to certain emerging markets. Additionally, the Adviser may be required to obtain government consent to redeem the Portfolio's capital and profits. Therefore, the Portfolio could encounter delays or refusals to grant permission for money to be removed from the country. This could impact the amount of cash available to meet shareholder redemptions.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the

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value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

It should be noted that developments affecting investments cannot always be foreseen. Therefore, a shareholder may find it difficult to protect their investments against risk.

Further information about the foreign markets in which the Portfolio may invest, including a further discussion of related risks and special considerations, is contained in the SAI.

RISKS OF INVESTING IN SMALL-CAPITALIZATION STOCKS

Historically, small-capitalization stocks have been more volatile in price than the larger-capitalization stocks, such as those included in the S&P 500. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small-size companies to changing economic conditions. In addition to exhibiting greater volatility, small-size company stocks may fluctuate independently of larger company stocks. Small-size company stocks may decline in price as large company stocks rise or
rise in prices as large company stocks decline.     SPECIAL INFORMATION
CONCERNING MASTER-FEEDER FUND STRUCTURE      Unlike other open-end management
investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their Shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust, as the Administrator, at 1-800-730-1313.

The master-feeder fund structure is relatively complex, so shareholders should carefully consider this investment approach.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all

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the Assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's Assets in accordance with the investment policies described herein with respect to the Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to but without the approval of the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio. See "Investment Restrictions" in the SAI for a description of the fundamental policies of the Portfolio that cannot be changed without approval by "the vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio.

For descriptions of the investment objective, policies and restrictions of the Portfolio, see "Investment Objective and Policies" and "Risk Factors: Matching the Fund to Your Investment Needs" herein and the SAI. For descriptions of the management and expenses of the Trust and the Portfolio, see "Summary of Fund Expenses" herein and "Management of the Trust and the Portfolio" herein and in the SAI.

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SECURITIES AND INVESTMENT PRACTICES
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EQUITY SECURITIES. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate
changes than short-term bonds.     Lower-quality foreign government securities
are often considered to be speculative and involve greater risk of default or price changes, or they may already be in default. These risks are in addition to the general risks associated with foreign securities. The Portfolio expects to invest in debt securities in one of the top four rating categories by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or, if not rated by a NRSRO, of comparable quality as determined by Bankers Trust in its sole discretion.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream -- generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security -- a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security

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generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

PREFERRED STOCK. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, for example common stock, at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody's although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Portfolio. Bankers Trust expects, however, that generally the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of Bankers Trust. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends. For more information on these rating categories see "Appendix" in the SAI.

WARRANTS. Warrants are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

U.S. GOVERNMENT SECURITIES. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by other agencies or instrumentalities are supported only by the credit of the
entity that issued them.     ADRS, GDRS AND EDRS. ADRs, GDRs and EDRs are
certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate. See "Risk Factors: Matching the Fund to Your Investment Needs -- Risks of Investing in Foreign Securities" herein.
SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS. Debt instruments issued or guaranteed by foreign governments, agencies, and supranational organizations ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, may involve a high degree of risk, and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

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RULE 144A SECURITIES. Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Portfolio, Bankers Trust determines the liquidity of restricted securities and, through reports from Bankers Trust, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio maintains with the Custodian a segregated account containing high grade liquid securities in an amount at least equal to these commitments.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price at a future date. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

INVESTMENT COMPANIES. With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other registered investment companies that in turn are authorized to invest in the securities of such countries. Investments in other investment companies may also be made for other purposes, such as noted herein under "Short-Term Instruments," and is are limited in amount by the 1940 Act (except the Portfolio may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC), will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

SHORT-TERM INSTRUMENTS. The Portfolio intends to stay invested in the securities described above to the extent practical in light of its objective and long-term investment perspective. However, the Portfolio may invest up to 35% of its total assets in high quality short-term investments with remaining maturities of 397 days or less, or in money market mutual funds, to meet anticipated redemptions and expenses for day-to-day operating purposes and up to 100% of its total assets when, in Bankers Trust's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the respective markets.

SECURITIES LENDING. The Portfolio is permitted to lend up to 30% of the total value of its securities. These loans must be secured continuously by cash or securities issued or guaranteed by the United States government, its agencies and instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio may increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the term of the loan, the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other financial organizations, the Portfolio is subject to risks, which like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery should the borrower fail financially and possible loss of the collateral. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliates) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

DERIVATIVES. The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities

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market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. Bankers Trust will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of the Portfolio and when consistent with the Portfolio's investment objective and policies. The use of derivatives for non-hedging purposes may be considered speculative.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Portfolio buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into Bankers Trust's long-term investment decisions, the Portfolio will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, Bankers Trust believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

OPTIONS ON FOREIGN CURRENCIES. The Portfolio may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Portfolio may use options on a foreign currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on a foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Portfolio could be required to purchase or sell a foreign currency at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Portfolio may purchase call options on a foreign currency when the Adviser anticipates that the currency will appreciate in value.

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There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Portfolio's ability to terminate over-the-counter options ("OTC Options") may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. The Portfolio intends to treat OTC Options as not readily marketable and therefore subject to the Portfolio's 15% limit on illiquid
securities.      OPTIONS ON STOCKS. The Portfolio may write and purchase put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period. A covered call option, which is a call option with respect to the underlying Portfolio stock, is sold by exposing the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by the Portfolio exposes the Portfolio during the term of the option to a decline in price of the underlying stock. A put option sold by the Portfolio is covered when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken.

To close out a position when writing covered options, the Portfolio may make a "closing purchase transaction," which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may make a "closing sale transaction," which involves liquidating the Portfolio's position by selling the option previously purchased.

OPTIONS ON FOREIGN STOCK INDICES. The Portfolio may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The portfolio may also purchase and write OTC Options on foreign stock indices. These OTC Options would be subject to the same liquidity and credit risks noted above with respect to OTC Options on foreign currencies. A stock index fluctuates with changes in the market values of the stocks included in the index.

OTC Options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC Option, including such terms as method of settlement, term exercise price, premium, guaranties and security, are set by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC Option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, Bankers Trust must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be met.

Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery

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of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based, being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

To the extent permitted by U.S. federal or state securities laws, the Portfolio may invest in options on foreign stock indices in lieu of direct investment in foreign securities. The Portfolio may also use foreign stock index options for hedging purposes.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to Bankers Trust's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

FUTURES CONTRACTS ON FOREIGN STOCK INDICES. The Portfolio may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of foreign securities ("Futures Contracts"). This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio. A Futures Contract may also be entered into to close out or offset an existing futures position.

In general, each transaction in Futures Contracts involves the establishment of a position which will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Although Futures Contracts would be entered into for hedging purposes only, such transactions do involve certain risks. These risks could include a lack of correlation between the Futures Contract and the foreign equity market being hedged, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written for the Portfolio. The Portfolio may not purchase or sell a Futures Contract if immediately thereafter its margin deposits on its outstanding Futures Contracts, for other than bona fide hedging transactions, would exceed 5% of the market value of the Portfolio's total assets.

OPTIONS ON FUTURES CONTRACTS. The Portfolio may invest in options on such futures contracts for similar purposes. All options that the Portfolio writes will be covered under applicable requirements of the SEC.

There can be no assurance that the use of these portfolio strategies will be successful.

ASSET COVERAGE. To assure that the Portfolio's use of futures and related options, as well as when-issued and delayed delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, the Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities, entering into an off-setting transaction, or by segregating with the Portfolio's custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

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PERFORMANCE INFORMATION AND REPORTS
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The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Salomon Brothers Extended Market Index of the World ex-U.S. (Total), or to various other unmanaged indices or results of other mutual funds or investment or savings vehicles. From time to time, Fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line and Morningstar, Inc.

Mutual fund performance is commonly measured as total return and/or yield. The Fund's performance is affected by its expenses.

EXPLANATION OF TERMS

TOTAL RETURN is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders. This difference may be significant for the Fund investing in the Portfolio whose investments are denominated in foreign currencies.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the expenses of the Fund or Portfolio. In addition, during certain periods for which total return may be provided, Bankers Trust may have voluntarily agreed to waive portions of their fees, or reimburse certain operating expenses of the Fund or Portfolio, on a month-to-month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its yield and total return) during the period such waivers are in effect.

TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.

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MANAGEMENT OF THE TRUST AND
THE PORTFOLIO
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BOARD OF TRUSTEES

The Trust and the Portfolio are each governed by a Board of Trustees which is responsible for protecting the interests of investors. A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that some of the same individuals are Trustees of the Trust and the Portfolio, up to and including creating separate boards of trustees. See "Management of the Trusts and the Portfolio" in the SAI for more information with respect to the Trustees and officers of the Trust and the Portfolio.

INVESTMENT ADVISER

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio. The Portfolio has retained the services of Bankers Trust as Adviser.

BANKERS TRUST COMPANY AND ITS AFFILIATES

Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale

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supplier of financial services to the international and domestic institutional market.

As of March 31, 1998, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of over $150 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 90 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with approximately $277 billion in assets under
management globally.      Bankers Trust, subject to the supervision and
direction of the Board of Trustees of the Portfolio, manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its world wide subsidiaries and affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents
and customers of Bankers Trust.     The Investment Advisory Agreement provides
for the Portfolio to pay Bankers Trust a fee, accrued daily and paid monthly, equal on an annual basis to 1.10% of the average daily net assets of the Portfolio for its then-current fiscal year. Under certain circumstances Bankers Trust, the Fund's Adviser has agreed to pay fees to certain securities brokers, dealers and other entities that facilitate the sale of Fund shares, and in connection therewith provide administrative, shareholder or distribution
services to the Fund.      Bankers Trust has been advised by its counsel that,
in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolio described in this Prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

SUB-INVESTMENT ADVISER

Bankers Trust has entered into a sub-investment advisory agreement (the "Sub-Advisory Agreement") with BT Fund Managers (International) Limited ("BT Fund Managers International"), a wholly owned registered investment advisory subsidiary of Bankers Trust Australia Limited ("BTAL"). BTAL is a wholly owned subsidiary of Bankers Trust New York Corporation. Under the Sub-Advisory Agreement, Bankers Trust may receive investment advice and research services with respect to companies in which the Portfolio may invest and may grant BT Fund Managers International investment management authority as well as the authority to buy and sell securities if Bankers Trust believes it would be beneficial to the Portfolio. Under the Sub-Advisory Agreement, BT Fund Managers International receives a fee from Bankers Trust for providing investment advice and research services, accrued daily and paid monthly, equal to 100% of Bankers Trust's compensation receivable pursuant to the Investment Advisory Agreement after the application of waivers and/or reimbursements, if any.

PORTFOLIO MANAGERS

Monik Kotecha, Vice President, BT Fund Managers International and Vice President, BTAL, MSc (City University Business School), BSc(Hons) (University College Cardiff) Joint Honours in Law and accountancy. Mr. Kotecha joined Bankers Trust in February 1994 and was head of the European Equities group. In December 1996 he was appointed Head of Global Small Cap Equities.

Prior to joining Bankers Trust, Mr. Kotecha was employed as a investment analyst with the Abu Dhabi Investment Authority in London, where he was responsible for company analysis and stock selection in the

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European markets. Mr. Kotecha had specific responsibility for the sectors of
Shipping/Transport, Hotels/Leisure, Media/Agencies, Brewers/Distillers and Dutch/Danish Banks. Mr. Kotecha has been responsible for the day-to-day management of the Portfolio since its inception.

Philip Wensley, Investment Analyst, BT Fund Managers International and Investment Analyst, BTAL, MComm (Hons) (Canterbury). Mr. Wensley joined Bankers Trust in March 1995. He was responsible for the management of asset allocation overlay portfolios, dealing, and maintenance and also was involved in the development and research of the asset allocation overlay services. Mr. Wensley is a Registered Representative of the Sydney Futures Exchange.

Mr. Wensley was also involved in quantitative and risk analysis, client investment and strategy analysis. He co-authored the Bankers Trust strategy document entitled, "Portfolio Construction and Asset Management into the 21st Century," and was instrumental in the quantitative analysis. Currently he is an analyst in the Global Small Cap Group.

Prior to joining Bankers Trust, Mr. Wensley completed a Masters of Commerce degree with Honors in Accountancy and Finance at Canterbury University in New Zealand. Awarded University of Canterbury Masters Scholarship in 1993. Mr. Wensley has been responsible for the day-to-day management of the Portfolio since its inception.

Bankers Trust investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

ADMINISTRATOR

Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the net asset value of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Fund. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, accrued daily and paid monthly equal on an annual basis to 0.90% of the average daily net assets of the Fund for its then-current fiscal year.

Under an Administration and Services Agreement with the Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the respective Board of Trustees in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay Bankers Trust a fee, accrued daily and paid monthly, equal on an annual basis to 0.15% of the Portfolio's average daily net assets for its then-current fiscal year. Under the Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including affiliates of Edgewood, at Bankers Trust's expense. For more information, see the SAI.

DISTRIBUTOR

Edgewood Services, Inc. is the principal distributor for the Shares of the Fund. In addition, Edgewood and its affiliates provide the Trust with office facilities, and currently provide administration and distribution services for other registered investment companies. The principal business address of Edgewood and its affiliates is 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829.

SERVICE AGENT

All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by Bankers Trust from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with

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--------------------------------------------------------------------------------
Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

CUSTODIAN AND TRANSFER AGENT

Bankers Trust acts as custodian of the assets of the Trust and the Portfolio and serves as the transfer agent (the "Transfer Agent") for the Trust and the Portfolio under the Administration and Services Agreement with the Trust and the Portfolio.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value ("NAV") per Share of the Fund is calculated on each day on which the New York Stock Exchange, Inc. (the "NYSE") is open (each such day being a "Valuation Day"). The NYSE is currently open on each day, Monday through Friday, except: (a) January 1st, Martin Luther King Day, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar-determined holidays falls on a Saturday or Sunday, respectively.

The NAV per Share of the Fund is calculated once on each Valuation Day as of the close of regular trading on the NYSE (the "Valuation Time"), which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing. The NAV per Share of the Fund is computed by dividing the value of the Fund's Assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities, by the total number of its Shares outstanding as of the Valuation Time. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Portfolio's Board of Trustees believes accurately reflects fair value.

Under procedures adopted by the Board, a NAV for the Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original NAV and the recalculated NAV divided by the recalculated NAV is 0.005% (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

--------------------------------------------------------------------------------
PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES

The Trust accepts purchase orders for Shares of the Fund at the NAV per Share next determined after the order is received on each Valuation Day. See "Net Asset Value" herein. Shares of the Fund may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).

Purchase orders for Shares of the Fund (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for Shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
additional costs or delays associated with the wiring of federal funds.

Certificates for Shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

The Trust and Bankers Trust have authorized one or more brokers to accept on the Trust's behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee. If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy Shares to the Transfer Agent before 4:00 p.m. Eastern
time.      The Transfer Agent must receive payment within one business day after an order for Shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT                                                        $2,500
For retirement accounts                                                      500
Through automatic investment plans                                         1,000

TO ADD TO AN ACCOUNT                                                        $250
For retirement accounts                                                      100
Through automatic investment plan                                            100

MINIMUM BALANCE                                                           $1,000
For retirement accounts                                                     None

If you are new to BT Investment Funds, complete and sign an account application and mail it along with your check to the address listed below. If there is no account application accompanying this Prospectus, call the BT Service Center at 1-800-730-1313.

  BT Service Center
  P.O. Box 419210
  Kansas City, MO 64141-6210

Overnight mailings:

  BT Service Center
  210 West 10th Street, 8th Floor
  Kansas City, MO 64105-1716

IF YOU ALREADY HAVE MONEY INVESTED IN A FUND IN THE BT FAMILY OF FUNDS, you can:

(Bullet) Mail an account application with a check,

(Bullet) Wire money into your account,

(Bullet) Open an account by exchanging from another fund in the BT Family of Funds, or

(Bullet) Contact your Service Agent or Investment Professional.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your Investment Professional or BT Retirement Services Center at 1-800-677-7596 for more information and a retirement account application.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT BUYING SHARES

                         TO OPEN AN ACCOUNT                             TO ADD TO AN ACCOUNT

BY WIRE                  Call the BT Service Center at                  Call your Investment Professional or wire
                         1-800-730-1313 to receive wire instructions    additional investment to:
                         for account establishment
                                                                        ROUTING NO.: 021001033
                                                                        ATTN: Bankers Trust/IFTC Deposit
                                                                        DDA NO.: 00-226-296
                                                                        FBO: (Account name)
                                                                             (Account number)
                                                                        CREDIT: International Small Company Equity
                                                                                Fund -- 808

BY PHONE                 Contact your Service Agent, Investment         Contact your Service Agent, Investment
                         Professional, or call BT's Service Center at   Professional, or call BT's Service Center at
                         1-800-730-1313. If you are an existing         1-800-730-1313. If you are an existing
                         shareholder, you may exchange from another BT  shareholder, you may exchange from another BT
                         account with the same registration,            account with the same registration,
                         including, name, address, and taxpayer ID      including, name, address, and taxpayer ID
                         number.                                        number.

BY MAIL                  Complete and sign the account application.     Make your check payable to the complete name
                         Make your check payable to the complete name   of the Fund of your choice. Indicate your
                         of the Fund of your choice. Mail to the        Fund account number on your check and mail to
                         appropriate address indicated on the           the address printed on your account
                         application.                                   statement.

HOW TO SELL SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your Shares. Your Shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the Shareholder's Service Agent. Redemption requests for Shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Shareholder Servicing Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See "Minimum Investments" above for minimum balance amounts.

TO SELL SHARES IN A RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-730-1313.

If you are selling some but not all of your non-retirement account Shares, leave at least $1,000 worth of shares in the account to keep it open.

TO SELL SHARES BY BANK WIRE you will need to sign up for these services in advance when completing your account application.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

(Bullet) Your account registration has changed within the last 30 days,

(Bullet) The check is being mailed to a different address than the one on your account (record address),

(Bullet) The check is being made payable to someone other than the account owner,

(Bullet) The redemption proceeds are being transferred to a BT account with a different registration, or

(Bullet) You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

BY WIRE - You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-730-1313. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.

IN WRITING - Write a signed "letter of instruction" with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of Shares to be redeemed, and mail to one of the following addresses:

  BT Service Center
  P.O. Box 419210
  Kansas City, MO 64141-6210

Overnight mailings:

  BT Service Center
  210 West 10th Street, 8th Floor
  Kansas City, MO 64105-1716

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Unless otherwise instructed, the Transfer Agent will send a check to the account address of record. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the Fund minimums.

INVESTOR SERVICES

BT Investment Funds provide a variety of services to help you manage your account.

INFORMATION SERVICES

Statements and reports that your Investment Professional or the Transfer Agent may send to you include the following:

(Bullet) Confirmation statements (after every transaction that affects your account balance, including distributions or your account registration)

(Bullet) Account statements (monthly)

(Bullet) Financial reports (every six months)

To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in the Fund. Call your Investment Professional or the BT Service Center at 1-800-730-1313 if you need additional copies of financial reports.

EXCHANGE PRIVILEGE

Shareholders may exchange their Shares for shares of certain other funds in the BT Family of Funds registered in their state. The Fund reserves the right to terminate or modify the exchange privilege in the future. Shareholders will be given 30 days' notice prior to any termination or modification of the exchange privilege. To make an exchange, follow the procedures indicated in "How to
                                       21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Buy Shares" and "How to Sell Shares" herein. Before making an exchange, please note the following:

(Bullet) Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.

(Bullet) Your new account will have the identical account registration including the same name, address and taxpayer identification number as your existing account(s).

(Bullet) Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.

Note that exchanges out of the Fund may be limited to four per calendar year and that they may have tax consequences for you.

SYSTEMATIC PROGRAMS

To move money from your bank account to BT Investment Funds:


MINIMUM       MINIMUM
INITIAL       SUBSEQUENT       FREQUENCY             SETTING UP OR CHANGING
$1,000        $100             Monthly, bimonthly,   For a new account, complete the appropriate section on the
                               quarterly or semi-    application
                               annually
                                                     For existing accounts, call
                                                     your Investment
                                                     Professional for an
                                                     application. To change the
                                                     amount or frequency of your
                                                     investment, contact your
                                                     Investment Professional
                                                     directly or call
                                                     1-800-730-1313. Call at
                                                     least 10 business days
                                                     prior to your next
                                                     scheduled investment date.

Systematic Withdrawal Program lets you set up periodic redemptions from your account.


MINIMUM       FREQUENCY                              SETTING UP OR CHANGING
$ 100         Monthly, bimonthly, quarterly, semi-   To establish, call your Investment Professional or call
              annually or annually                   1-800-730-1313 after your account is open.
                                                     The accounts from which the
                                                     withdrawals will be
                                                     processed must have a
                                                     minimum balance of $10,000,
                                                     other than retirement
                                                     accounts subject to
                                                     required minimum
                                                     distributions.

TAX-SAVING RETIREMENT PLANS

Retirement plans offer significant tax savings and are available to individuals, partnerships, small businesses, corporations, nonprofit organizations and other institutions. Contact Bankers Trust for further information. Bankers Trust can set up your new account in the Fund under a number of several tax-savings or tax-deferred plans. Minimums may differ from those listed elsewhere in this Prospectus.

(Bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS): personal savings plans that offer tax advantages for individuals to set aside money for retirement and allow new contributions of $2,000 per tax year.

(Bullet) ROLLOVER IRAS: tax-deferred retirement accounts that retain the special tax advantages of lump sum distributions from qualified retirement plans and transferred IRA accounts.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS, AND TAXES
--------------------------------------------------------------------------------
The Fund distributes substantially all of its net investment income and capital gains to shareholders each year. The Fund distributes capital gains annually. Income dividends are distributed annually. Unless a Shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional Shares of the Fund.

FEDERAL TAXES. The Fund intends to qualify as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund meets the requirements imposed by the Code and distributes all of its income and gains, the Fund will not pay any federal income or excise taxes.

Distributions from the Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. The Fund's capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional Shares. Distributions declared to shareholders of record in November and December and paid in January are taxable as if paid on December 31. The Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received on the past year.

Interest on indebtedness incurred or continued by a shareholder (whether a corporation or an individual) to purchase or carry Shares of these Fund is not deductible. The U.S. Department of the Treasury has been given authority to issue regulations which would disallow the interest deduction if incurred to purchase or carry Shares of the Fund owned by the taxpayer's spouse, minor child or entity controlled by the taxpayer. Entities or persons who are "substantial users" (or related persons) of facilities financed by tax-exempt bonds should consult their tax advisers before purchasing Shares of the Fund.

CAPITAL GAINS. You may realize a capital gain or loss when you redeem (sell) or exchange Shares. Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

"BUYING A DIVIDEND." On the ex-date for a distribution from capital gains, the Fund's Share value is reduced by the amount of the distribution. If you buy Shares just before the ex-date ("buying a dividend"), you will pay the full price for the Shares and then receive a portion of the price back as a taxable distribution.

OTHER TAX INFORMATION. You may be subject to state or local taxes on your investment, depending on the laws in your area. You should consult with your own tax adviser concerning the application of federal, state and local taxes to your distributions from the Fund.

--------------------------------------------------------------------------------
ORGANIZATION OF THE TRUST
--------------------------------------------------------------------------------
The Trust was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses. No series of shares has any preference over any other series.

The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

The Portfolio is a subtrust (or "series") of BT Investment Portfolios, an open-end management investment company. BT Investment Portfolios was organized as a master trust fund under the laws of the State of New York. BT Investment Portfolios' Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that nether the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. The interests in BT Investment Portfolios are divided into separate series, such as the Portfolio. No series of BT Investment Portfolios has any preference over any other series.

Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest is Assets. Shareholders of all the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

The series of the BT Investment Portfolios will vote separately or together in the same manner as the series of the Trust. Under certain circumstances, the investors in one or more series of BT Investment Portfolios could control the outcome of these votes.

The Trust and BT Investment Portfolios reserve the right to add additional series in the future. The Trust also reserves the right to issue more than one class of Shares in the Fund.

EXPENSES OF THE FUND AND PORTFOLIO

The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by Bankers Trust or Edgewood, including administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by Bankers Trust or Edgewood, including investment advisory and administration and services fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

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

BT INVESTMENT FUNDS
INTERNATIONAL SMALL COMPANY EQUITY FUND

INVESTMENT ADVISOR AND ADMINISTRATOR OF THE PORTFOLIO
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY 10006

DISTRIBUTOR
EDGEWOOD SERVICES, INC.
5800 Corporate Drive Pittsburgh, PA 15237-5829      CUSTODIAN AND TRANSFER AGENT
BANKERS TRUST COMPANY 130 Liberty Street (One Bankers Trust Plaza) New York, NY 10006

INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO 64105-2175

COUNSEL
WILLKIE FARR & GALLAGHER
787 7th Avenue
New York, NY 10019

                         .............................
No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, the SAIs or the Trust's official sales literature in connection with the offering of the Trust's Shares and, if given or made, such other information or representations must not be relied on as having been authorized by a Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.
                         .............................

Cusip #055922686
STA808300 (6/98)





                                  STATEMENT OF
                            ADDITIONAL INFORMATION

                                JUNE 15, 1998

BT INVESTMENT FUNDS

    INTERNATIONAL SMALL COMPANY EQUITY FUND

BT INSTITUTIONAL FUNDS

    INTERNATIONAL SMALL COMPANY EQUITY FUND

BT Investment Funds and BT Institutional Funds (each a "Trust" and collectively, the "Trusts") are separate open-end management investment companies that offer investors a selection of investment portfolios, each having distinct investment objectives and policies. This Statement of Additional Information ("SAI") relates to the BT Investment Funds' International Small Company Equity Fund and BT Institutional Funds' International Small Company Equity Fund (each a "Fund" and collectively the "Funds").

As described in the Funds' Prospectuses, each Trust seeks to achieve the investment objective of the Fund by investing all the investable assets ("Assets") of the Funds in the International Small Company Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objectives as the Funds. The Portfolio is a series of the BT Investment Portfolios.

Shares of the Funds are sold by Edgewood Services, Inc. ("Edgewood"), the Trusts' Distributor, to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Portfolio's investment adviser ("Adviser"), and to clients and customers of other organizations.

Each Fund's Prospectus is dated June 15, 1998, and provides the basic information investors should know before investing. This SAI, which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trusts and should be read in conjunction with a Fund's Prospectus. You may request a copy of a Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trusts at the telephone number listed below or by contacting any Service Agent. This SAI is not an offer of any Fund for which an investor has not received a prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in each Fund's Prospectus.





                              BANKERS TRUST COMPANY

             INVESTMENT ADVISER OF EACH PORTFOLIO AND ADMINISTRATOR

                             EDGEWOOD SERVICES, INC.

                                   DISTRIBUTOR

  5800 CORPORATE DRIVE PITTSBURGH, PENNSYLVANIA 15237-5829 (800) 730-1313

                                TABLE OF CONTENTS

Investment Objectives, Policies and Restrictions                       1

Performance Information                                               18

Valuation of Securities; Redemptions and Purchases in Kind            20

Management of the Trusts and Portfolio                                22

Organization of the Trusts                                            26

Taxation                                                              27

Appendix                                                              29



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                                                                         3210



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                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVES

The investment objective of each Fund is described in each Fund's Prospectus. There can, of course, be no assurance that either Fund will achieve its investment objective.

                               INVESTMENT POLICIES

The Funds seek to achieve their investment objective by investing all of their respective Assets in the Portfolio. A Trust may withdraw a Fund's investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.

Since the investment characteristics of each Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings see Appendix.

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.



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The Securities and Exchange Commission the (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

The Adviser will monitor the liquidity of Rule 144A securities in the Portfolio's holdings under the supervision of the Portfolio's Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.

GENERAL. The successful use of such instruments draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

FUTURES CONTRACTS. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case of the Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS. The Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The Board of Trustees of the Portfolio has adopted a further restriction that the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the net assets of the Portfolio.

OPTIONS ON FOREIGN CURRENCIES. The Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the Portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian.

The Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by the Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

OPTIONS ON SECURITIES. The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio, may make a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

The Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's holdings. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Portfolio has adopted certain other nonfundamental policies concerning option transactions which are discussed below. The Portfolio's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolio's Trustees.

OPTIONS ON SECURITIES INDICES. In addition to options on securities, the Portfolio may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

The Portfolio may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolio's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Because the Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into Bankers Trust's long-term investment decisions, the Portfolio will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, Bankers Trust believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

SHORT-TERM INSTRUMENTS. When the Portfolio experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Portfolio's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Portfolio may invest in short-term instruments for a limited time pending availability of such portfolio securities. Short-term instruments consist of foreign or domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by Standard & Poor's Rating Group ("S&P") or Aa or higher by Moody's Investors Services, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in U.S. dollars or in foreign currencies.

LENDING OF PORTFOLIO SECURITIES. The Portfolio has the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, the Portfolio may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of a fee paid by the borrower when irrevocable letters of credit and U.S. government obligations are used as collateral. The Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100 percent collateral from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time;
(iv) the Portfolio must receive substitute payments in respect of all dividends, interest or other distributions on the loaned securities; and (v) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must retain the right to terminate the loan and recall and vote the securities.

FOREIGN SECURITIES: SPECIAL CONSIDERATIONS CONCERNING EASTERN EUROPE. The Portfolio may invest in foreign securities issued by Eastern European countries. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the Commonwealth of Independent States (consisting of the Republics of the former Union of Soviet Socialist Republics).

The economic situation remains difficult for Eastern European countries in transition from central planning, following what has already been a sizable decline in output. The contraction now appears to be bottoming out in parts of Eastern Europe. Following three successive years of output declines, there are preliminary indications of a turnaround in the former Czech and Slovak Federal Republic, Hungary and Poland; growth in private sector activity and strong exports now appear to have contained the fall in output. A number of their governments, including those of Hungary and Poland, are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and a move toward free-market economies. But key aspects of the reform and stabilization efforts have not yet been fully implemented, and there remain risks of policy slippage. At present, no Eastern European country has a developed stock market, but Poland, Hungary and the Czech Republic have small securities markets in operation.

In many other countries of the region, output losses have been even larger. These declines reflect the adjustment difficulties during the early stages of the transition, high rates of inflation, the compression of imports, disruption in trade among the countries of the former Soviet Union, and uncertainties about the reform process itself. Large-scale subsidies are delaying industrial restructuring and are exacerbating the fiscal situation. A reversal of these adverse factors is not anticipated in the near term, and output is expected to decline further in most of these countries. In the Russian Federation and most other countries of the former Soviet Union, economic conditions are of particular concern because of economic instability due to political unrest and armed conflicts in many regions. Further, no accounting standards exist in Eastern European countries. Although certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to each Fund's shareholders.

FOREIGN SECURITIES: SPECIAL CONSIDERATIONS CONCERNING LATIN AMERICA. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

The economies of Latin American countries may be predominantly based in only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Securities of issuers located in Latin America may have limited marketability and may be subject to more abrupt or erratic price movements.

The Portfolio invests in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Portfolio's assets denominated in those currencies.

Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Portfolio's securities are denominated may have a detrimental impact on the Fund's net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to the Portfolio at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders.

Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt, including the Portfolio, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

FOREIGN SECURITIES: SPECIAL CONSIDERATIONS CONCERNING THE PACIFIC BASIN. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect the Portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid Asian securities markets, the Portfolio's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, the Portfolio's inability to dispose fully and promptly of positions in declining markets will cause the Portfolio's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations.

The Portfolio invests in securities denominated in currencies of Asian countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Portfolio's assets denominated in those currencies.

FOREIGN SECURITIES: SPECIAL CONSIDERATIONS CONCERNING CHINA AND CHINA REGION. China's economic reform plan was designed to bring in foreign investment capital and technological skills. The result has been a move towards a more mixed economy away from the previous centrally planned economy. The process of devolving responsibility for all aspects of enterprise to local management and authorities continues, even though the system of socialism with Chinese characteristics involves considerable influence by the central government on production and marketing.

In order to attract foreign investment, China has since 1978 designated certain areas of the country where overseas investors can receive special investment incentives and tax concessions. There are five Special Economic Zones (Shenzhen, Shantou and Zhuhai in Guangdong Province, Xiamen in Fujian Province and Hainan Island, which itself is a province). Fourteen coastal cities have been designated as "open cities" and certain Open Economic Zones have been established in coastal areas. Shanghai has established the Pudong New Area. Twenty-seven High and New Technology Industrial Development Zones have been approved where preferential treatment is given to enterprises which are confirmed as technology intensive.

China has had for many centuries a well deserved reputation for being closed to foreigners, with trade with the outside world being carried on under terms of extreme restriction and under central control. Such conditions were maintained in the first thirty years of the Communist regime which began in 1949; however, there have been several stages of evolution, from the institution of an industrialization program in the 1950s to a modernization policy commencing in 1978 which combined economic development with the beginnings of opening the country.

China governmental actions can have a significant effect on the economic conditions in China, which could adversely affect the value and liquidity of the Portfolio's investments. Although the Chinese government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

The securities industry in China is not well developed. China has no securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities.

China does not have a comprehensive system of laws, although substantial changes have occurred in this regard in recent years. The corporate form of organization has only recently been permitted in China and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations, Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of any litigation. Even where adequate law exists in China, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Portfolio, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the Chinese legal system develops, the promulgation of new laws, changes to existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Portfolio. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally.

There are currently two officially recognized securities exchanges in China -- The Shanghai Securities Exchange which opened in December 1990 and The Shenzhen Stock Exchange which opened in July 1991. Shares traded on these Exchanges are two types -- "A" shares which can be traded only by Chinese investors and "B" shares which can be traded only by individuals and corporations not resident in China.

In Shanghai, all "B" shares are denominated in Chinese renminbi ("RMB"), but all transactions in "B" shares must be settled in U.S. dollars, and all distributions made on "B" shares are payable in U.S. dollars, the exchange rate being the weighted average exchange rate for the U.S. dollar as published by the Shanghai Foreign Exchange Adjustment Centre.

In Shenzhen, the purchase and sale prices for "B" shares are quoted in Hong Kong dollars. Dividends and other lawful revenue derived from "B" shares are calculated in RMB but payable in Hong Kong dollars, the rate of exchange being the average rate published by Shenzhen Foreign Exchange Adjustment Centre.

There are no foreign exchange restrictions on the repatriation of gains made on or income derived from "B" shares, subject to the payment of taxes imposed by China thereon.

Company law relating to companies limited by shares and regulations regarding the issuing of shares by equity joint ventures have not yet been developed on a national basis. The Shenzhen municipality issued regulations in 1992 relating to joint stock companies, and the Shanghai municipality has a draft joint stock company law under review. Regulations governing the trading of securities on both the Shenzhen and the Shanghai stock exchanges have been issued by each municipality; there is no national securities legislation as yet.

Economies of countries in the China region may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As an export-driven economy, the economy of China is affected by developments in the economies of its principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the U.S. President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

                                YEAR 2000 MATTERS

Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by Bankers Trust and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Bankers Trust is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds nor can there be any assurance that the Year 2000 Problem will not have an adverse effect on the companies whose securities are held by the Funds or on global markets or economies, generally.

                                 RATING SERVICES

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, Bankers Trust also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but Bankers Trust will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings is included in the Appendix herein.

                             INVESTMENT RESTRICTIONS

The following investment restrictions are "fundamental policies" of each Fund and the Portfolio and may not be changed with respect to each Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Funds or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this SAI and the Prospectuses, means, with respect to the Funds (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of each Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of each Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or
(ii) more than 50% of the outstanding voting securities of each Fund (or of the total beneficial interests of the Portfolio). Whenever the Trusts are requested to vote on a fundamental policy of the Portfolio, each Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by that Fund's shareholders. Fund shareholders who do not vote will not affect a Trust's votes at the Portfolio meeting. The percentage of each Trust's votes representing Fund shareholders not voting will be voted by the Trustees of a Trust in the same proportion as the respective Fund's shareholders who do, in fact, vote.

As a matter of fundamental policy, no Portfolio (or Fund) may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

      (1)borrow money (including through reverse repurchase agreements or dollar roll transactions) in excess of 5% of the Portfolio's total assets (taken at cost), except that the Portfolio may borrow for temporary or emergency purposes up to 1/3 of its total assets. The Portfolio may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

      (2)underwrite securities issued by other persons except insofar as the Portfolio (Trusts or the Funds) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

      (3)make loans to other persons except: (a) through the lending of the Portfolio's (Funds') portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Funds') total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

      (4)purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Trusts) may hold and sell, for the Portfolio's (Funds') portfolio, real estate acquired as a result of the Portfolio's (Funds') ownership of securities);

      (5)concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Funds') investment objective(s), up to 25% of its total assets may be invested in any one industry; and

      (6)issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

      (7)with respect to 75% of the Portfolio's (Funds') total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio (Funds) to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

      (8)with respect to 75% of the Portfolio's (Funds') total assets, invest more than 5% of its total assets in the securities (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such US government securities; and securities of other investment companies) of any one issuer.

ADDITIONAL RESTRICTIONS. The following are non-fundamental policies. In order to comply with certain statutes and policies, the Portfolio (or a Trust, on behalf of a Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

            (i) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

            (ii) sell securities it does not own (short sales) such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Portfolio (Funds), and the value of securities of any one issuer in which the Portfolio (Funds) is short exceeds the lesser of 2.0% of the value of the Portfolio's (Funds') net assets or 2.0% of the securities of any class of any U.S. issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities that the Portfolio (Funds) contemporaneously owns or where the Portfolio has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (The Portfolio (Funds) currently do not engage in short selling);

      (iii) invest for the purpose of exercising control or management of another company;

            (iv) purchase securities issued by any investment company (except when such purchase, though not made in the open market, is part of a plan of merger or consolidation); if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Funds') total assets (taken at the greater of cost or market value) (except the Portfolio may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Funds') total assets (taken at the greater of cost or market value) (except the Portfolio may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Funds);

            (v) invest more than 15% of the Portfolio's (Funds') net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Portfolio (Trust) to be liquid);

            (vi) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio (Funds) and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's (Funds') net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Funds) must be owned by the Portfolio (Funds) at the time the call is sold and must continue to be owned by the Portfolio (Funds) until the call has been exercised, has lapsed, or the Portfolio (Funds) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Funds') obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Funds) establishes a segregated account with its custodian consisting of cash or short-term U.S. government securities equal in value to the amount the Portfolio (Funds) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Funds) has purchased a closing put, which is a put of the same series as the one previously written); and

            (vii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Funds') total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Funds') net assets.

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment, or any other later change.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Adviser may consider sales of shares of the Trust and of other investment company clients of Bankers Trust as a factor in the selection of broker-dealers to execute portfolio transactions. Bankers Trust will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. Bankers Trust may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to the Portfolio and to the Adviser, it is the opinion of the management of the Portfolio that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolio, and not all such information is used by the Adviser in connection with the Portfolio. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolio.

In certain instances there may be securities which are suitable for the Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

                             PERFORMANCE INFORMATION

                        STANDARD PERFORMANCE INFORMATION

From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

      YIELD: Yields for a Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purpose of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

      Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

      TOTAL RETURN: A Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

      PERFORMANCE RESULTS: Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

                         COMPARISON OF FUND PERFORMANCE

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include the following:

      Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

     Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

      Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

      Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

      Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

      Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

      Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

      Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

      Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

     Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

      Investor's Daily, a daily newspaper that features financial, economic and business news.

      Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

      Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

      Morningstar Inc., a publisher of financial information and mutual fund research.

      New York Times, a nationally distributed newspaper which regularly covers financial news.

      Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

      Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

      Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

     U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

      ValueLine, a biweekly publication that reports on the largest 15,000 mutual funds.

     Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

      Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

      Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

                      ECONOMIC AND MARKET INFORMATION

Advertising and sales literature of a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.

           VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities major trading exchange or may be determined through use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities will normally be valued at the bid price. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

Securities for which market quotations are not readily available are valued by Bankers Trust pursuant to procedures adopted by the Portfolio's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

            type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that the Portfolio purchases securities which are restricted as to resale or for which current market quotations are not readily available, the Adviser of the Portfolio will value such securities based upon all relevant factors as outlined in FRR 1.

The Trusts, on behalf of each respective Fund, and the Portfolio reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or withdrawal by making payment in whole or in part in readily marketable securities chosen by a Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, the shareholder may incur transaction expenses in converting these securities into cash. The Trusts, on behalf of each respective Fund, and the Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund and the Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

The Portfolio has agreed to make a redemption in kind to the corresponding Funds whenever a Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trusts that the Portfolio will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind or unless requested by a Fund.

Each investor in the Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.

Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax adviser for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of Bankers Trust, appropriate investments for the Funds' portfolio. In addition, securities accepted in payment for shares must:
(i) meet the investment objective and policies of the acquiring Fund's portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

                          TRADING IN FOREIGN SECURITIES

Trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange ("NYSE"). In computing the net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                  MANAGEMENT OF THE TRUSTS AND THE PORTFOLIO

Each Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds or Portfolio they represent. In addition, the Trustees review contractual arrangements with companies that provide services to the Funds/Portfolio and review the Funds' performance.

The Trustees and officers of the Trusts and BT Investment Portfolios, their birthdate and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each officer is 5800 Corporate Drive, Pittsburgh, Pennsylvania 05237-5829.

                         TRUSTEES OF BT INVESTMENT FUNDS

S. LELAND DILL (birthdate: March 28, 1930 ) -- Trustee; Retired; Director, Coutts Group; Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

     KELVIN J. LANCASTER (birthdate: December 10, 1924) -- Trustee; Professor, Department of Economics, Columbia University. His address is 35 Claremont Avenue, New York, New York 10027.

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

                       TRUSTEES OF BT INSTITUTIONAL FUNDS

     RICHARD J. HERRING (birthdate: February 18, 1946) -- Trustee; Vice Dean and Director, Wharton Undergraduate Division, Professor, Finance Department, The Wharton School, University of Pennsylvania. His address is 3255 Roberts Road, Bryn Mawr, Pennsylvania 19010.

     BRUCE E. LANGTON (birthdate: May 10, 1931) -- Trustee; Retired; Director, Adela Investment Co. and University Patents, Inc.; formerly Assistant Treasurer of IBM Corporation (until 1986). His address is 99 Jordan Lane, Stamford, Connecticut 06903.

CHARLES P. BIGGAR (birthdate: October 13, 1930) -- Trustee; Retired; Director of Chase/NBW Bank Advisory Board; Director, Batemen, Eichler, Hill Richards Inc.; formerly Vice President of International Business Machines and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

                      TRUSTEES OF BT INVESTMENT PORTFOLIOS

CHARLES P. BIGGAR (birthdate: October 14, 1930) -- Trustee; Retired; Director of Chase/NBW Bank Advisory Board; Director, Batemen, Eichler, Hill Richards Inc.; formerly Vice President of International Business Machines and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birthdate: March 28, 1930) -- Trustee; Retired; Director, Coutts Group; Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

               OFFICERS OF THE TRUSTS AND BT INVESTMENT PORTFOLIOS

Unless otherwise specified, each officer listed below holds the same position with the Trusts and the BT Investment Portfolios.

     RONALD M. PETNUCH (birthdate: February 27, 1960) -- President and Treasurer; Senior Vice President, Federated Services Company ("FSC"); formerly, Director of Proprietary Client Services, Federated Administrative Services ("FAS"), and Associate Corporate Counsel, Federated Investors, Inc. ("FI").

     CHARLES L. DAVIS, JR. (birthdate: March 23, 1960) -- Vice President and Assistant Treasurer; Vice President, FAS.

JAY S. NEUMAN (birthdate: April 22, 1950) -- Secretary; Corporate Counsel, FI.

     Messrs. Petnuch, Davis, and Neuman also hold similar positions for other investment companies for which Edgewood, or an affiliate, serves as the principal underwriter.

No person who is an officer or director of Bankers Trust is an officer or Trustee of a Trust or the Portfolio. No director, officer or employee of Edgewood or any of its affiliates will receive any compensation from a Trust or the Portfolio for serving as an officer or Trustee of the Trusts or the Portfolio.



                          TRUSTEE COMPENSATION TABLE

                       AGGREGATE             AGGREGATE                AGGREGATE                  TOTAL
                       COMPENSATION          COMPENSATION             COMPENSATION               COMPENSATION
NAME OF PERSON,        FROM BT               FROM BT                  FROM BT                    FROM FUND
POSITION               INVESTMENT FUNDS*     INSTITUTIONAL FUNDS+     INVESTMENT PORTFOLIOS++    COMPLEX**

S. Leland Dill,
Trustee of
BT Investment Funds
and Portfolio          $13,125                    N/A                     $13,750                 $27,500

Richard J. Herring,
Trustee of
BT Institutional Funds    N/A                     $13,750                 N/A                     $27,500

Bruce E. Langton,
Trustee of
BT Institutional Funds    N/A                     $13,750                 N/A                     $27,500

Kelvin J. Lancaster,
Trustee of
BT Investment Funds       $13,125                 N/A                     N/A                     $27,500

Philip Saunders, Jr.,
Trustee of
BT Investment Funds
and Portfolio             $13,125                 N/A                     $11,900                 $27,500

Charles P. Biggar,
Trustee of
BT Institutional Funds
and Portfolio              N/A                    $13,750                 $13,750                 $27,500




* The aggregate compensation is provided for the BT Investment Funds which is comprised of 16 funds. Information is furnished for the fiscal year ended December 31, 1997.

+ The aggregate compensation is provided for the BT Institutional Funds which is comprised of 10 funds. Information is furnished for the fiscal year ended December 31, 1997.

++ The compensation is provided for the fiscal year ended December 31, 1997.

** Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Utility Portfolio, Short Intermediate US Government Securities Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio. The compensation is provided for the calendar year ended December 31, 1997.

     As of June 1, 1998, the Trustees and Officers of the Trust and the Portfolio owned in the aggregate less than 1% of the shares of any Fund or the Trust (all series taken together).

                               INVESTMENT ADVISER

Under the terms of the Portfolio's investment advisory agreement with Bankers Trust (the "Advisory Agreement"), Bankers Trust manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with the Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage the Portfolio in accordance with the Portfolio's investment objectives, restrictions and policies; (iii) make investment decisions for the Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Portfolio.

Bankers Trust bears all expenses in connection with the performance of services under each Advisory Agreement. The Trusts and the Portfolio bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trusts or the Portfolio who are not officers, directors or employees of Bankers Trust, Edgewood or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trusts or the Portfolio; and any extraordinary expenses.

Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

Each Fund's Prospectus contains disclosure as to the amount of Bankers Trust's investment advisory and administration and services fees, including waivers thereof. Bankers Trust may not recoup any of its waived investment advisory or administration and services fees. Such waivers by Bankers Trust shall stay in effect for at least 12 months.

                             SUB-INVESTMENT ADVISER

Bankers Trust has entered into a sub-investment advisory agreement (the "Sub-Advisory Agreement") with BT Fund Managers International Limited ("BT Fund Managers International") a wholly owned subsidiary of Bankers Trust Australia Limited ("BTAL") in Sydney. BTAL is a wholly owned subsidiary of Bankers Trust New York Corporation. Under the Sub-Advisory Agreement, Bankers Trust may receive investment advice and research services with respect to companies in which the Portfolio may invest and may grant BT Fund Managers International investment management authority as well as the authority to buy and sell securities if Bankers Trust believes it would be beneficial to the Portfolio.

BTAL, which was granted a banking license in 1986, is the parent of Bankers Trust Australia Group which has offices is Sydney, Melbourne, Perth, Brisbane, Adelaide, London and Hong Kong. A representative office of Bankers Trust Company was opened in Australia in 1966 and Australian merchant banking operations commenced in 1969. A related organization, Bankers Trust New Zealand Limited, was established in 1986. Although BTAL has not previously served as investment adviser for a registered investment company, BTAL provides investment services for a range of clients.

                                  ADMINISTRATOR

Under the administration and services agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trusts and the Portfolio reasonably deem necessary for the proper administration of the Trusts or the Portfolio. Bankers Trust will generally assist in all aspects of the Funds' and Portfolio's operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to a sub-administration agreement (the "Sub-Administration Agreement"), FSC performs such sub-administration duties for the Trusts and the Portfolio as from time to time may be agreed upon by Bankers Trust and FSC. The Sub-Administration Agreement provides that FSC will receive such compensation as from time to time may be agreed upon by FSC and Bankers Trust. All such compensation will be paid by Bankers Trust.

                          CUSTODIAN AND TRANSFER AGENT

Bankers Trust, 130 Liberty Avenue (One Bankers Trust Plaza), New York, New York 10006, serves as Custodian for the Trusts and for the Portfolio pursuant to the administration and services agreements. As Custodian, it holds the Funds' and the Portfolio's assets. Bankers Trust also serves as transfer agent of the Trusts and of the Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trusts, Bankers Trust maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trusts and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Funds or the Portfolio for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                                   USE OF NAME

Each Trust and Bankers Trust have agreed that the Trusts may use "BT" as part of their names for so long as Bankers Trust serves as investment adviser to the Portfolio. The Trusts have acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

The Trusts may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of their name. If this were to occur, the Trustees would select an appropriate new name for the Trust, but there would be no other material effect on the Trusts, their shareholders or activities.

                           BANKING REGULATORY MATTERS

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolio contemplated by the Advisory Agreements and other activities for the Trusts and the Portfolio described in the Prospectuses and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trusts and the Portfolio. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

                     COUNSEL AND INDEPENDENT ACCOUNTANTS

Willkie Farr & Gallagher, 787 7th Avenue, New York, New York 10019-6099, serves as Counsel to the Trusts and the Portfolio. Coopers & Lybrand L.L.P., 1100 Main Street, Suite 900, Kansas City, Missouri 64105 acts as Independent Accountants of the Trusts and the Portfolio.

                           ORGANIZATION OF THE TRUSTS

BT Institutional Funds was organized on March 26, 1990. BT Investment Funds was organized on July 21, 1986, under the name BT Tax-Free Investment Trust, and assumed its current name on May 16, 1988. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The Trusts may create and issue additional series of shares. Each Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, each Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

Whenever a Trust is requested to vote on matters pertaining to a Portfolio, the Trust will vote its shares without a meeting of shareholders of the respective Fund if the proposal is one, which if made with respect to the Fund, would not require the vote of shareholders of the Fund as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, a Trust will hold a meeting of shareholders of its respective Fund and, at the meeting of the investors in the Portfolio, the Trust will cast all of its votes in the same proportion as votes in all its shares at the Portfolio meeting, other investors with a greater pro rata ownership of the Portfolio could have effective voting control of the operations of the Portfolio.

                                    TAXATION

                              TAXATION OF THE FUNDS

The Trusts intend to qualify annually and to elect each Fund to be treated as a regulated investment company under the Code.

As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains, and therefore do not anticipate incurring federal income tax liability.

Each Fund shareholder will also receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded from federal income taxation and the dollar amount subject to such income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund. To the extent that the Fund earns taxable net investment income, the Fund intends to designate as taxable dividends the same percentage of each dividend as its taxable net investment income bears to its total net investment income earned. Therefore, the percentage of each dividend designated as taxable, if any, may vary.

FOREIGN SECURITIES. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries will vary.

If the Portfolio is liable for foreign taxes, and if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities, such as the corresponding Fund, which have invested in the Portfolio. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the corresponding Fund's shareholders, and such Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund shareholder will be notified after the close of the Portfolio's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Portfolio on the sale of foreign securities will be treated as U.S. source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

                            TAXATION OF THE PORTFOLIO

The Portfolio is not subject to federal income taxation. Instead, the Funds and other investors investing in the Portfolio must take into account, in computing their federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

Distributions received by a Fund from the Portfolio generally will not result in the Fund recognizing any gain or loss for federal income tax purposes, except that: (1) gain will be recognized to the extent that any cash distributed exceeds a Fund's basis in its interest in the Portfolio prior to the distribution; (2) income or gain may be realized if the distribution is made in liquidation of a Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio; and
(3) loss may be recognized if the distribution is made in liquidation of a Fund's entire interest in the Portfolio and consists solely of cash and/or unrealized receivables. A Fund's basis in its interest in the Portfolio generally will equal the amount of cash and the basis of any property which the Fund invests in the Portfolio, increased by the Fund's share of income from the Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Portfolio.

                                 OTHER TAXATION

The Trusts are organized as a Massachusetts business trusts and, under current law, neither the Trusts nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Funds continue to qualify as regulated investment companies under Subchapter M of the Code. The investment by each Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

     The Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

Fund shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                                      APPENDIX

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future). Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE BOND RATINGS:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF S&P MUNICIPAL BOND RATINGS:

AAA - Prime - These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

GENERAL OBLIGATIONS BONDS - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

REVENUE BONDS - Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA - High Grade - The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A - Good Grade - Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

GENERAL OBLIGATION BONDS - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

REVENUE BONDS - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or -2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rates SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG2 are of high quality, with ample margins of protection, although not as large as the preceding group.

S&P'S COMMERCIAL PAPER RATINGS:

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt ratings is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward tread. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY'S COMMERCIAL PAPER RATINGS:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leasing market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                                  STATEMENT OF
                            ADDITIONAL INFORMATION

                                JUNE 15, 1998

BT INVESTMENT FUNDS

    INTERNATIONAL SMALL COMPANY EQUITY FUND

BT INSTITUTIONAL FUNDS

    INTERNATIONAL SMALL COMPANY EQUITY FUND

INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR
BANKERS TRUST COMPANY

DISTRIBUTOR
EDGEWOOD SERVICES, INC.

CUSTODIAN AND TRANSFER AGENT
BANKERS TRUST COMPANY

INDEPENDENT ACCOUNTANTS COOPERS & LYBRAND L.L.P.

COUNSEL
WILLKIE FARR & GALLAGHER















                               -------------------



No person has been authorized to give any information or to make any representations other than those contained in the Trusts' Prospectuses, its SAIs or the Trusts' official sales literature in connection with the offering of the Trusts' shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                             ____________________

Cusip#  055922686

Cusip#  055924831

SAI808/810400 (6/98)